Exhibit 10.1

AMENDMENT NO. 2

TO

DEVELOPMENT AND SUPPLY AGREEMENT

This Second Amendment (“2nd Amendment”) is made as of this 2nd day of December 2019 (the “Amendment Effective Date”) is between Trevena, Inc. (“Trevena”) and the Pfizer Centreone Group of Pfizer Inc. (“Pfizer”).

Whereas, Pfizer and Trevena are parties to that certain Development and Supply Agreement (the “Agreement”) dated as of December 15, 2016 relating to the development, manufacture and supply by Pfizer for Trevena of Trevena’s proprietary pharmaceutical compound, Oliceridine (“Product”);

Whereas, in order to mitigate supply risks for the Product in accordance with Trevena’s business plan, the parties have determined that it is in their mutual interests to proceed with a formal technical transfer plan fully to qualify the Pfizer Rocky Mount facility as the site for the manufacture of the Product;

Whereas, Pfizer is in agreement fully to support the technical transfer plan and to implement the plan as soon as possible;

Whereas, in order to undertake and complete the mitigation plan, that Parties have agreed to modify the Agreement to regarding mutual rights of termination as provided herein; and

Whereas, Pfizer and Trevena wish to amend the Agreement to reflect their mutual agreement, as provided in this 2nd Amendment.

Now, Therefore, in consideration of the mutual covenants, conditions and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pfizer and Trevena agree as follows:

1.	Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

2.	Definitions.

a.	Section 1.10 is hereby amended by replacing the existing definition in its entirety with the following new definition:

“Commercial Year” means each period of twelve (12) consecutive calendar months during this Agreement beginning on January 1st and ending December 31st, except for the first Commercial Year, which shall commence on the first day of the month after the month in which Trevena makes its first bona fide commercial sale of a Product manufactured by Pfizer in accordance with this Agreement to a non- Affiliate customer and ends on December 31st of the following year.

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMISSIONS ARE DESIGNATED [***]

b.	Section 1.21 is hereby amended by replacing the existing definition in its entirety with the following new definition:

“Facility” means Pfizer's pharmaceutical manufacturing plant at Rocky Mount, North Carolina or such other manufacturing facility agreed by the parties in writing.”

3.      Section 10.3 (General Termination Rights). The Parties hereby agree to delete Section 10.3(a) of the Agreement in its entirety and to replace it with the following amended provisions:

Either Party may terminate this Agreement:

“(a) Failure to Obtain Regulatory Approval. Upon [***] days written notice if the FDA or other relevant Regulatory Authority does not grant Regulatory Approval for the Product by December 31, 2021; or”

4.      Supplemental Statement of Work. A new Statement of Work, No. [***] is hereby added to this Agreement in the form as attached hereto as Annex A, attached hereto. The goal of the project is to wind-down, cease and transfer all development and manufacturing work on the Trevena Products from the McPherson Facility to the Rocky Mount Facility. Pfizer will ensure that technical transfer work to be carried out under Statement of Work No. [***] shall be done in a professional and business-like manner, including the manufacturing of stability, validation and registration batches of Products thereunder and that such manufacturing will be in accordance with the Manufacturing Process and the Specifications as transferred from Trevena to Pfizer under the Agreement.

5.      All other terms and conditions of the Agreement shall remain in full force and effect and are hereby ratified and confirmed.

6.      In the event that there are any conflicts between the terms of this 2nd Amendment and the terms of the Agreement, the terms of this 2nd Amendment shall control. The terms of this 2nd Amendment shall be controlling over any terms of any purchase order, sales acknowledgement, invoice or other such documents issued by either party.

7.      This 2nd Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, and all of which shall together constitute one and the same agreement.

8.      Delivery of a signed 2nd Amendment by reliable electronic means, including facsimile or email, shall be an effective method of delivering the executed 2nd Amendment. This 2nd Amendment may be stored by electronic means and either an original or an electronically stored copy of this 2nd Amendment can be used for all purposes, including in any proceeding to enforce the rights and/or obligations of the parties to this 2nd Amendment.

SIGNATURE PAGE FOLLOWS

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMISSIONS ARE DESIGNATED [***]

In Witness Whereof, the parties hereto have caused their authorized representatives to execute this 2nd Amendment as of the Amendment Effective Date.

PFIZER CENTREONE PFIZER, INC.		TREVENA, INC.

By:	/s/ Thomas P Wilson	By:	/s/ Mark A Demitrack MD
	(Signature)		(Signature)

Name:	Thomas P Wilson	Name:	Mark A Demitrack MD

Title:	Pfizer CenterOne Contract Manufacturing Business Leader	Title:	Chief Medical Officer

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMISSIONS ARE DESIGNATED [***]

Statement of Work NO. [***]

[***] (7 pages omitted)

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMISSIONS ARE DESIGNATED [***]